Exhibit 99.1

Ideal Power Appoints David Somo as President and Chief Executive Officer

AUSTIN, TX – November 3, 2025 -- Ideal Power Inc. (Nasdaq: IPWR) (“Ideal Power,” the “Company,” “we,” “us” or “our”), developer and innovative provider of the highly efficient and broadly patented B-TRAN® bidirectional semiconductor power switch, today announced that its Board of Directors appointed David Somo as President and Chief Executive Officer effective November 3, 2025. Somo, who also joined the Company’s Board of Directors, succeeds Dan Brdar, who retired as President and CEO and from the Board on November 2, 2025.

“We are delighted that David is joining us as President and CEO at a time when we are commercializing our innovative, low-loss bidirectional power semiconductor technology. He brings a deep understanding of global sales and marketing, business development, corporate strategy and new product development along with decades of experience and a proven track record in the semiconductor industry,” said Michael C. Turmelle, Chairman of Ideal Power’s Board of Directors. “On behalf of the Board of Directors, I’d like to thank Dan for his leadership and invaluable contributions in developing B-TRAN®, launching our first products and preparing Ideal Power for commercial success. With the ongoing electrification of our society, we are commercializing our technology at an opportune time with innovative and enabling power semiconductor solutions for a broad array of growing and B-TRAN® enabled applications.”

“I am proud of what we have accomplished at Ideal Power to develop a unique low-loss bidirectional semiconductor architecture, establish a production-ready double-sided wafer process, launch our initial commercial products and drive customer engagement with multiple Forbes Global 500 companies, global automakers and Tier 1 automotive suppliers. These successes and those to come are a credit to the world-class team I was fortunate to lead over the past several years,” stated Brdar. “David’s strong commercial background in the semiconductor industry will play a key role in driving Ideal Power’s continued growth and success.”

David Somo is an accomplished global technology executive with over 30 years of experience in the semiconductor industry spanning the industrial, automotive, data center, consumer, computing, and communications end-markets. He has held leadership roles in several prominent companies, including serving as Senior Vice President at onsemi, where he was responsible for corporate strategy along with marketing and business development, and, most recently, as President and CEO of Preciseley Microtechnology Corporation. David has a proven track record of driving revenue growth with extensive experience in worldwide sales, marketing, business development, corporate strategy, M&A, and product development, with full business P&L responsibility.

“I am thrilled to join Ideal Power at an inflection point. There is a multi-billion dollar addressable market for our B-TRAN® technology, and it brings several compelling advantages to the marketplace. I plan on leveraging my extensive commercial experience to accelerate growth in our target markets including those for industrial, data center and automotive applications,” said Somo. “I’d also like to take this opportunity to thank my predecessor, Dan Brdar, for his continued support in this transition and for providing a strong foundation for our future growth.”

Inducement Awards

In accordance with Section 5635(c)(4) of the Nasdaq Listing Rules and as a material inducement to his appointment as President and Chief Executive Officer of Ideal Power, the independent members of the Board and the Compensation Committee of Ideal Power approved the grant of inducement awards to Mr. Somo.

Mr. Somo’s inducement awards include (i) restricted stock units (“RSUs”) for 247,438 shares of Company common stock, to vest in three equal annual installments beginning on November 3, 2026, subject to Mr. Somo’s continued service with Ideal Power as of each vesting date, and (ii) performance restricted stock units (“PSUs”) for 247,438 shares of Company common stock, with vesting subject to achievement of certain performance goals. The inducement awards were granted outside of the Ideal Power Amended and Restated 2013 Equity Incentive Plan but are generally subject to the same terms and conditions that apply to awards granted under such plan.

Conference Call and Webcast: Third Quarter 2025

The Company will hold its quarterly conference call on Thursday, November 13, 2025 at 10:00 AM Eastern Time to discuss its third quarter 2025 results and host a question-and-answer session. Analysts and investors may pose questions for management during the live conference call on November 13, and may submit questions HERE in advance of the conference call.

Interested persons may access the live conference call by dialing 888-506-0062 (U.S./Canada callers) or 973-528-0011 (international callers), using passcode 264361. The live webcast and interactive Q&A will be accessible on the Company's Investor Relations website under the Events tab HERE. The webcast will be archived on the Company’s website for future viewing.

About Ideal Power Inc.

Ideal Power (Nasdaq: IPWR) is the developer and innovative provider of its broadly patented bidirectional semiconductor power switch, creating highly efficient and ecofriendly energy control solutions for electric vehicle, electric vehicle charging, renewable energy, energy storage, UPS/data center, solid-state circuit breaker and other industrial and military applications. The Company is focused on its patented Bidirectional, Bipolar Junction Transistor (B-TRAN®) semiconductor technology. B-TRAN® is a unique double-sided bidirectional AC switch that delivers substantial performance improvements over today’s conventional power semiconductors. Ideal Power’s B-TRAN® can reduce conduction and switching losses, complexity of thermal management and operating cost in AC power switching and control circuitry. For more information, visit the Company’s website at www.IdealPower.com, on LinkedIn, on Twitter, and on Facebook.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While Ideal Power’s management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Such forward-looking statements include, but are not limited to, statements regarding the appointment of new management of the Company. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the success of our B-TRAN® technology, including whether the patents for our technology provide adequate protection and whether we can be successful in maintaining, enforcing and defending our patents, our inability to predict with precision or certainty the pace and timing of development and commercialization of our B-TRAN® technology, the rate and degree of market acceptance for our B-TRAN®, the impact of global health pandemics on our business, supply chain disruptions, and the expected performance of future products incorporating our B-TRAN®, and uncertainties set forth in our quarterly, annual and other reports filed with the Securities and Exchange Commission. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements, except as required by applicable law.

Ideal Power Investor Relations Contact

Jeff Christensen
Darrow Associates Investor Relations
jchristensen@darrowir.com

703-297-6917